UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 23, 2018

Service Corporation International
(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway Houston, Texas	77019
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (713) 522-5141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 23, 2018, SCI held an annual meeting of shareholders and the shareholders voted on seven proposals as set forth below.

Proposal 1:    Election of Directors.

The shareholders cast their votes as follows and elected five directors.

	Votes	Votes Against/		Broker
Nominee	For	Withheld	Abstentions	Non-Votes
Anthony L. Coelho	141,150,310	12,874,140	-0-	15,011,064
Jakki L. Haussler	152,809,500	1,214,950	-0-	15,011,064
Sara Martinez Tucker	152,149,046	1,875,404	-0-	15,011,064
Marcus A. Watts	144,022,062	10,002,388	-0-	15,011,064
Edward E. Williams	142,369,229	11,655,221	-0-	15,011,064

Proposal 2:    Approval of the Selection of PricewaterhouseCoopers LLP as the Company's Registered Public Accounting Firm for Fiscal 2018.

The shareholders approved the proposal by casting their votes as follows.

Votes For 162,675,976	Votes Against 5,847,571	Abstentions 511,967	Broker Non-Votes -0-

Proposal 3:    Advisory Vote to Approve Named Executive Officer Compensation.

The shareholders approved the proposal by casting their votes as follows.

Votes For 137,672,889	Votes Against 15,836,854	Abstentions 514,707	Broker Non-Votes 15,011,064

Proposal 4:    Approval of Proposal to Declassify the Board of Directors.

The shareholders approved the proposal by casting their votes as follows.

Votes For 152,934,594	Votes Against 844,601	Abstentions 245,255	Broker Non-Votes 15,011,064

Proposal 5:    Approval of Proposal to Eliminate Certain Supermajority Vote Requirements in the Company’s Restated Articles of Incorporation and Bylaws.

The shareholders approved the proposal by casting their votes as follows.

Votes For 152,797,656	Votes Against 978,355	Abstentions 248,439	Broker Non-Votes 15,011,064

Proposal 6:    Approval of Proposal to Reduce the Supermajority Vote Requirement to Approve Business Combinations with Interested Shareholders.

The shareholders approved the proposal by casting their votes as follows.

Votes For 152,690,706	Votes Against 1,115,345	Abstentions 218,399	Broker Non-Votes 15,011,064

Proposal 7:    Shareholder Proposal to Require an Independent Board Chairman.

The shareholders cast their votes as follows. The proposal failed because a majority of the shares were voted against the proposal.

Votes For 62,318,947	Votes Against 91,122,016	Abstentions 583,487	Broker Non-Votes 15,011,064

Item 9.01 Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Restated Articles of Incorporation
3.4	Bylaws

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 25, 2018	Service Corporation International

	By:	/s/ Gregory T. Sangalis
Gregory T. Sangalis
Senior Vice President General Counsel and Secretary